UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2017

AURORA DIAGNOSTICS HOLDINGS, LLC

(Exact name of registrant as specified in charter)

Delaware	333-176790	20-4918072

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 RCA Center Drive, Suite 300, Palm Beach Gardens, Florida  33410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 420-5512

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 27, 2017, Aurora Diagnostics Holdings, LLC (the “Company”), its subsidiary Aurora Diagnostics, LLC, as borrower, and certain other subsidiaries of the Company, as guarantors, entered into a sixth amendment to the Financing Agreement, dated as of July 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”) with Cerberus Business Finance, LLC, as administrative agent and collateral agent.

The sixth amendment amends the definition of “Permitted Acquisition” under the Financing Agreement to permit the Company to consummate certain additional acquisitions upon the payment of a $225,000 consent fee.

The sixth amendment provides a 60 day extension to the Company’s obligation to deliver its audited financial statements for the year ended December 31, 2016 pursuant to the Financing Agreement. In connection with the extension, the sixth amendment provides that, beginning on April 1, 2017 until the date on which the financial statements have been delivered, the Applicable Margin shall increase to 7.125%, in the case of Reference Rate Loans, and 8.125%, in the case of LIBOR Rate Loans. The Company intends to deliver its audited financial statements for the year ended December 31, 2016 on March 31, 2017, and therefore, does not expect an increase in the Applicable Margin.

The sixth amendment contains customary representations and warranties applicable to the Company and its subsidiaries.

The foregoing summary of the sixth amendment does not purport to be complete and is qualified in its entirety by reference to the sixth amendment, which is filed herewith as an exhibit and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

10.1            Sixth Amendment to Financing Agreement, dated as of March 27, 2017, by and among Aurora Diagnostics, LLC, as borrower, Aurora Diagnostics Holdings, LLC, and certain subsidiaries of Aurora Diagnostics, LLC, as guarantors, various lenders from time to time party thereto, as lenders, and Cerberus Business Finance, LLC, as administrative agent and collateral agent.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aurora Diagnostics Holdings, LLC
March 31, 2017	/s/ Michael C. Grattendick
Michael C. Grattendick
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1

Sixth Amendment to Financing Agreement, dated as of March 27, 2017, by and among Aurora Diagnostics, LLC, as borrower, Aurora Diagnostics Holdings, LLC, and certain subsidiaries of Aurora Diagnostics, LLC, as guarantors, various lenders from time to time party thereto, as lenders, and Cerberus Business Finance, LLC, as administrative agent and collateral agent.